                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income 2023 Target Term Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

       iii. The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

 AIM COUNSELOR SERIES TRUST (INVESCO    INVESCO CALIFORNIA VALUE MUNICIPAL
 COUNSELOR SERIES TRUST)                INCOME TRUST
 AIM EQUITY FUNDS (INVESCO EQUITY       INVESCO DYNAMIC CREDIT OPPORTUNITIES
 FUNDS)                                 FUND
 AIM FUNDS GROUP (INVESCO FUNDS GROUP)  INVESCO EXCHANGE FUND
 AIM GROWTH SERIES (INVESCO GROWTH      INVESCO HIGH INCOME 2023 TARGET TERM
 SERIES)                                FUND
 AIM INTERNATIONAL MUTUAL FUNDS         INVESCO HIGH INCOME TRUST II
 (INVESCO INTERNATIONAL MUTUAL FUNDS)   INVESCO MANAGEMENT TRUST
 AIM INVESTMENT FUNDS (INVESCO          INVESCO MUNICIPAL INCOME
 INVESTMENT FUNDS)                      OPPORTUNITIES TRUST
 AIM INVESTMENT SECURITIES FUNDS        INVESCO MUNICIPAL OPPORTUNITY TRUST
 (INVESCO INVESTMENT SECURITIES FUNDS)  INVESCO MUNICIPAL TRUST
 AIM SECTOR FUNDS (INVESCO SECTOR       INVESCO PENNSYLVANIA VALUE MUNICIPAL
 FUNDS)                                 INCOME TRUST
 AIM TAX-EXEMPT FUNDS (INVESCO          INVESCO QUALITY MUNICIPAL INCOME TRUST
 TAX-EXEMPT FUNDS)                      INVESCO SECURITIES TRUST
 AIM TREASURER'S SERIES TRUST (INVESCO  INVESCO SENIOR INCOME TRUST
 TREASURER'S SERIES TRUST)              INVESCO TRUST FOR INVESTMENT GRADE
 AIM VARIABLE INSURANCE FUNDS (INVESCO  MUNICIPALS
 VARIABLE INSURANCE FUNDS)              INVESCO TRUST FOR INVESTMENT GRADE
 INVESCO ADVANTAGE MUNICIPAL INCOME     NEW YORK MUNICIPALS
 TRUST II                               INVESCO VALUE MUNICIPAL INCOME TRUST
 INVESCO BOND FUND

on behalf of the Funds listed in
the Exhibit to this Memorandum of
Agreement

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

                                   EXHIBIT A TO ADVISORY FEE MOA
AIM COUNSELOR SERIES TRUST
(INVESCO COUNSELOR SERIES                                                                   EXPIRATION
         TRUST)                           WAIVER DESCRIPTION                 EFFECTIVE DATE    DATE
--------------------------  ------------------------------------------------ -------------- ----------
 Invesco Strategic Real     Invesco will waive advisory fees in an amount      4/30/2014    06/30/2018
 Return Fund                equal to the advisory fees earned on underlying
                            affiliated investments

  AIM INVESTMENT FUNDS                                                                      EXPIRATION
(INVESCO INVESTMENT FUNDS                 WAIVER DESCRIPTION                 EFFECTIVE DATE    DATE
-------------------------   ------------------------------------------------ -------------- ----------
 Invesco Balanced-Risk      Invesco will waive advisory fees in an amount       02/24/15    06/30/2018
 Commodity Strategy         equal to the advisory fees earned on underlying
 Fund                       affiliated investments

 Invesco Global Targeted    Invesco will waive advisory fees in an amount      12/17/2013   06/30/2018
 Returns Fund               equal to the advisory fees earned on underlying
                            affiliated investments

 AIM TREASURER'S SERIES
TRUST (INVESCO TREASURER'S                                                                  EXPIRATION
      SERIES TRUST)                       WAIVER DESCRIPTION                 EFFECTIVE DATE    DATE
--------------------------  ------------------------------------------------ -------------- ----------
 Premier Portfolio          Invesco will waive advisory fees in the amount      2/1/2011    12/31/2017
                            of 0.07% of the Fund's average daily net assets

 Premier U.S.               Invesco will waive advisory fees in the amount      2/1/2011    12/31/2017
 Government Money           of 0.07% of the Fund's average daily net assets
 Portfolio

 Premier Tax-Exempt         Invesco will waive advisory fees in the amount     06/01/2016   12/31/2017
 Portfolio                  of 0.05% of the Fund's average daily net assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                       EFFECTIVE DATE   COMMITTED UNTIL
---------                                     ------------------ ---------------
Invesco American Franchise Fund               February 12, 2010   June 30, 2018
Invesco California Tax-Free Income Fund       February 12, 2010   June 30, 2018
Invesco Core Plus Bond Fund                      June 2, 2009     June 30, 2018
Invesco Equally-Weighted S&P 500 Fund         February 12, 2010   June 30, 2018
Invesco Equity and Income Fund                February 12, 2010   June 30, 2018
Invesco Floating Rate Fund                       July 1, 2007     June 30, 2018
Invesco Global Real Estate Income Fund           July 1, 2007     June 30, 2018
Invesco Growth and Income Fund                February 12, 2010   June 30, 2018
Invesco Low Volatility Equity Yield Fund         July 1, 2007     June 30, 2018
Invesco Pennsylvania Tax Free Income Fund     February 12, 2010   June 30, 2018
Invesco S&P 500 Index Fund                    February 12, 2010   June 30, 2018
Invesco Short Duration High Yield Municipal
  Fund                                        September 30, 2015  June 30, 2018
Invesco Small Cap Discovery Fund              February 12, 2010   June 30, 2018
Invesco Strategic Real Return Fund              April 30, 2014    June 30, 2018

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                        EFFECTIVE DATE COMMITTED UNTIL
---------                                        -------------- ---------------
Invesco Charter Fund                              July 1, 2007   June 30, 2018
Invesco Diversified Dividend Fund                 July 1, 2007   June 30, 2018
Invesco Summit Fund                               July 1, 2007   June 30, 2018

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco European Small Company Fund               July 1, 2007   June 30, 2018
Invesco Global Core Equity Fund                   July 1, 2007   June 30, 2018
Invesco International Small Company Fund          July 1, 2007   June 30, 2018
Invesco Small Cap Equity Fund                     July 1, 2007   June 30, 2018

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco Alternative Strategies Fund           October 14, 2014   June 30, 2018
Invesco Convertible Securities Fund           February 12, 2010  June 30, 2018
Invesco Global Low Volatility Equity Yield
  Fund                                          July 1, 2007     June 30, 2018
Invesco Mid Cap Core Equity Fund                July 1, 2007     June 30, 2018
Invesco Multi-Asset Inflation Fund            October 14, 2014   June 30, 2018
Invesco Quality Income Fund                   February 12, 2010  June 30, 2018
Invesco Small Cap Growth Fund                   July 1, 2007     June 30, 2018

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco Asia Pacific Growth Fund                July 1, 2007     June 30, 2018
Invesco European Growth Fund                    July 1, 2007     June 30, 2018
Invesco Global Growth Fund                      July 1, 2007     June 30, 2018
Invesco Global Opportunities Fund              August 3, 2012    June 30, 2018
Invesco Global Responsibility Equity Fund       June 30, 2016    June 30, 2018
Invesco Global Small & Mid Cap Growth Fund      July 1, 2007     June 30, 2018
Invesco International Companies Fund          December 21, 2015  June 30, 2018
Invesco International Core Equity Fund          July 1, 2007     June 30, 2018
Invesco International Growth Fund               July 1, 2007     June 30, 2018
Invesco Select Opportunities Fund              August 3, 2012    June 30, 2018

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL
----                                          ------------------ ---------------
Invesco All Cap Market Neutral Fund           December 17, 2013   June 30, 2018
Invesco Balanced-Risk Allocation Fund/1/         May 29, 2009     June 30, 2018
Invesco Balanced-Risk Commodity Strategy
  Fund/2/                                     November 29, 2010   June 30, 2018
Invesco Developing Markets Fund                  July 1, 2007     June 30, 2018
Invesco Emerging Markets Equity Fund             May 11, 2011     June 30, 2018
Invesco Emerging Markets Flexible Bond
Fund/3/                                         June 14, 2010     June 30, 2018
Invesco Endeavor Fund                            July 1, 2007     June 30, 2018
Invesco Global Health Care Fund                  July 1, 2007     June 30, 2018
Invesco Global Infrastructure Fund               May 2, 2014      June 30, 2018
Invesco Global Market Neutral Fund            December 17, 2013   June 30, 2018
Invesco Global Targeted Returns Fund/5/       December 17, 2013   June 30, 2018
Invesco Greater China Fund                       July 1, 2007     June 30, 2018
Invesco Long/Short Equity Fund                December 17, 2013   June 30, 2018
Invesco Low Volatility Emerging Markets Fund  December 17, 2013   June 30, 2018
Invesco Macro Allocation Strategy Fund/4/     September 25, 2012  June 30, 2018
Invesco Macro International Equity Fund       December 17, 2013   June 30, 2018
Invesco Macro Long/Short Fund                 December 17, 2013   June 30, 2018
Invesco MLP Fund                               August 29, 2014    June 30, 2018
Invesco Multi-Asset Income Fund/6/            December 13, 2011   June 30, 2018
Invesco Pacific Growth Fund                   February 12, 2010   June 30, 2018
Invesco Select Companies Fund                    July 1, 2007     June 30, 2018
Invesco World Bond Fund                          July 1, 2007     June 30, 2018

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco Corporate Bond Fund                   February 12, 2010  June 30, 2018
Invesco Global Real Estate Fund                 July 1, 2007     June 30, 2018
Invesco Government Money Market Fund            July 1, 2007     June 30, 2018
Invesco High Yield Fund                         July 1, 2007     June 30, 2018
Invesco Real Estate Fund                        July 1, 2007     June 30, 2018
Invesco Short Duration Inflation Protected
Fund                                            July 1, 2007     June 30, 2018
Invesco Short Term Bond Fund                    July 1, 2007     June 30, 2018
Invesco U.S. Government Fund                    July 1, 2007     June 30, 2018

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
/2/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
/3/ Advisory fees to be waived by Invesco for Invesco Emerging Markets Flexible Bond Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Emerging Markets Flexible Bond Cayman, Ltd. invests.
/4/ Advisory fees to be waived by Invesco for Invesco Macro Allocation Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
/5/ Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.
/6/ Advisory fees to be waived by Invesco for Invesco Multi-Asset Income Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Multi-Asset Income Cayman, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco American Value Fund                   February 12, 2010  June 30, 2018
Invesco Comstock Fund                         February 12, 2010  June 30, 2018
Invesco Energy Fund                             July 1, 2007     June 30, 2018
Invesco Dividend Income Fund                    July 1, 2007     June 30, 2018
Invesco Gold & Precious Metals Fund             July 1, 2007     June 30, 2018
Invesco Mid Cap Growth Fund                   February 12, 2010  June 30, 2018
Invesco Small Cap Value Fund                  February 12, 2010  June 30, 2018
Invesco Technology Fund                         July 1, 2007     June 30, 2018
Invesco Technology Sector Fund                February 12, 2010  June 30, 2018
Invesco Value Opportunities Fund              February 12, 2010  June 30, 2018

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco High Yield Municipal Fund             February 12, 2010  June 30, 2018
Invesco Intermediate Term Municipal Income
  Fund                                        February 12, 2010  June 30, 2018
Invesco Municipal Income Fund                 February 12, 2010  June 30, 2018
Invesco New York Tax Free Income Fund         February 12, 2010  June 30, 2018
Invesco Tax-Exempt Cash Fund                    July 1, 2007     June 30, 2018
Invesco Limited Term Municipal Income Fund      July 1, 2007     June 30, 2018

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco V.I. American Franchise Fund          February 12, 2010  June 30, 2018
Invesco V.I. American Value Fund              February 12, 2010  June 30, 2018
Invesco V.I. Balanced-Risk Allocation Fund/7/ December 22, 2010  June 30, 2018
Invesco V.I. Comstock Fund                    February 12, 2010  June 30, 2018
Invesco V.I. Core Equity Fund                   July 1, 2007     June 30, 2018
Invesco V.I. Core Plus Bond Fund               April 30, 2015    June 30, 2018
Invesco V.I. Diversified Dividend Fund        February 12, 2010  June 30, 2018
Invesco V.I. Equally-Weighted S&P 500 Fund    February 12, 2010  June 30, 2018
Invesco V.I. Equity and Income Fund           February 12, 2010  June 30, 2018
Invesco V.I. Global Core Equity Fund          February 12, 2010  June 30, 2018
Invesco V.I. Global Health Care Fund            July 1, 2007     June 30, 2018
Invesco V.I. Global Real Estate Fund            July 1, 2007     June 30, 2018
Invesco V.I. Government Money Market Fund       July 1, 2007     June 30, 2018
Invesco V.I. Government Securities Fund         July 1, 2007     June 30, 2018
Invesco V.I. Growth and Income Fund           February 12, 2010  June 30, 2018
Invesco V.I. High Yield Fund                    July 1, 2007     June 30, 2018
Invesco V.I. International Growth Fund          July 1, 2007     June 30, 2018
Invesco V.I. Managed Volatility Fund            July 1, 2007     June 30, 2018
Invesco V.I. Mid Cap Core Equity Fund           July 1, 2007     June 30, 2018
Invesco V.I. Mid Cap Growth Fund              February 12, 2010  June 30, 2018
Invesco V.I. S&P 500 Index Fund               February 12, 2010  June 30, 2018
Invesco V.I. Small Cap Equity Fund              July 1, 2007     June 30, 2018
Invesco V.I. Technology Fund                    July 1, 2007     June 30, 2018
Invesco V.I. Value Opportunities Fund           July 1, 2007     June 30, 2018

/7/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                             INVESCO EXCHANGE FUND

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL
----                                          ------------------ ---------------
Invesco Exchange Fund                         September 30, 2015  June 30, 2018

                           INVESCO SECURITIES TRUST

FUND                                            EFFECTIVE DATE  COMMITTED UNTIL
----                                           ---------------- ---------------
Invesco Balanced-Risk Aggressive Allocation
  Fund/8/                                      January 16, 2013  June 30, 2018

                           INVESCO MANAGEMENT TRUST

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco Conservative Income Fund                  July 1, 2014   June 30, 2018

                               CLOSED-END FUNDS

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL
----                                          ------------------ ---------------
Invesco Advantage Municipal Income Trust II      May 15, 2012     June 30, 2018
Invesco Bond Fund                              August 26, 2015    June 30, 2018
Invesco California Value Municipal Income
  Trust                                          May 15, 2012     June 30, 2018
Invesco Dynamic Credit Opportunities Fund        May 15, 2012     June 30, 2018
Invesco High Income 2023 Target Term Fund     November 28, 20016  June 30, 2018
Invesco High Income Trust II                     May 15, 2012     June 30, 2018
Invesco Municipal Income Opportunities Trust   August 26, 2015    June 30, 2018
Invesco Municipal Opportunity Trust              May 15, 2012     June 30, 2018
Invesco Municipal Trust                          May 15, 2012     June 30, 2018
Invesco Pennsylvania Value Municipal Income
  Trust                                          May 15, 2012     June 30, 2018
Invesco Quality Municipal Income Trust         August 26, 2015    June 30, 2018
Invesco Senior Income Trust                      May 15, 2012     June 30, 2018
Invesco Trust for Investment Grade Municipals    May 15, 2012     June 30, 2018
Invesco Trust for Investment Grade New York
  Municipals                                     May 15, 2012     June 30, 2018
Invesco Value Municipal Income Trust             June 1, 2010     June 30, 2018

/8/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Aggressive Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VI, Ltd. invests.

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Securities Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. Neither a Trust nor Invesco may remove or amend the Contractual Limits to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustees of the applicable Fund's Trust to remove or amend such Contractual Limits. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
AIM FUNDS GROUP (INVESCO FUNDS GROUP)
AIM GROWTH SERIES (INVESCO GROWTH SERIES)
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
INVESCO MANAGEMENT TRUST
INVESCO SECURITIES TRUST
SHORT-TERM INVESTMENTS TRUST

on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                          ------------ ---------- ------------------ -----------------
Invesco American Franchise Fund
   Class A Shares                             Contractual     2.00%      July 1, 2013      June 30, 2017
   Class B Shares                             Contractual     2.75%      July 1, 2013      June 30, 2017
   Class C Shares                             Contractual     2.75%      July 1, 2013      June 30, 2017
   Class R Shares                             Contractual     2.25%      July 1, 2013      June 30, 2017
   Class R5 Shares                            Contractual     1.75%      July 1, 2013      June 30, 2017
   Class R6 Shares                            Contractual     1.75%      July 1, 2013      June 30, 2017
   Class Y Shares                             Contractual     1.75%      July 1, 2013      June 30, 2017
Invesco California Tax-Free Income Fund
   Class A Shares                             Contractual     1.50%      July 1, 2012      June 30, 2017
   Class B Shares                             Contractual     2.00%      July 1, 2012      June 30, 2017
   Class C Shares                             Contractual     2.00%      July 1, 2012      June 30, 2017
   Class Y Shares                             Contractual     1.25%      July 1, 2012      June 30, 2017
Invesco Core Plus Bond Fund
   Class A Shares                             Contractual     0.75%   December 16, 2016  December 31, 2017
   Class B Shares                             Contractual     1.50%   December 16, 2016  December 31, 2017
   Class C Shares                             Contractual     1.50%   December 16, 2016  December 31, 2017
   Class R Shares                             Contractual     1.00%   December 16, 2016  December 31, 2017
   Class R5 Shares                            Contractual     0.50%   December 16, 2016  December 31, 2017
   Class R6 Shares                            Contractual     0.50%   December 16, 2016  December 31, 2017
   Class Y Shares                             Contractual     0.50%   December 16, 2016  December 31, 2017
Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                             Contractual     2.00%      July 1, 2012      June 30, 2017
   Class B Shares                             Contractual     2.75%      July 1, 2012      June 30, 2017
   Class C Shares                             Contractual     2.75%      July 1, 2012      June 30, 2017
   Class R Shares                             Contractual     2.25%      July 1, 2012      June 30, 2017
   Class R6 Shares                            Contractual     1.75%   September 24, 2012   June 30, 2017
   Class Y Shares                             Contractual     1.75%      July 1, 2012      June 30, 2017
Invesco Equity and Income Fund
   Class A Shares                             Contractual     1.50%      July 1, 2012      June 30, 2017
   Class B Shares                             Contractual     2.25%      July 1, 2012      June 30, 2017
   Class C Shares                             Contractual     2.25%      July 1, 2012      June 30, 2017
   Class R Shares                             Contractual     1.75%      July 1, 2012      June 30, 2017
   Class R5 Shares                            Contractual     1.25%      July 1, 2012      June 30, 2017
   Class R6 Shares                            Contractual     1.25%   September 24, 2012   June 30, 2017
   Class Y Shares                             Contractual     1.25%      July 1, 2012      June 30, 2017
Invesco Floating Rate Fund
   Class A Shares                             Contractual     1.50%     April 14, 2006     June 30, 2017
   Class C Shares                             Contractual     2.00%     April 14, 2006     June 30, 2017
   Class R Shares                             Contractual     1.75%     April 14, 2006     June 30, 2017
   Class R5 Shares                            Contractual     1.25%     April 14, 2006     June 30, 2017
   Class R6 Shares                            Contractual     1.25%   September 24, 2012   June 30, 2017
   Class Y Shares                             Contractual     1.25%    October 3, 2008     June 30, 2017
Invesco Global Real Estate Income Fund
   Class A Shares                             Contractual     2.00%      July 1, 2009      June 30, 2017
   Class B Shares                             Contractual     2.75%      July 1, 2009      June 30, 2017
   Class C Shares                             Contractual     2.75%      July 1, 2009      June 30, 2017
   Class R5 Shares                            Contractual     1.75%      July 1, 2009      June 30, 2017
   Class R6 Shares                            Contractual     1.75%   September 24, 2012   June 30, 2017
   Class Y Shares                             Contractual     1.75%      July 1, 2009      June 30, 2017

See page 17 for footnotes to Exhibit A.

                                         CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY        LIMITATION         CURRENT LIMIT          DATE
----                                     ------------ --------------------- ------------------ -----------------
Invesco Growth and Income Fund
   Class A Shares                        Contractual         2.00%             July 1, 2012      June 30, 2017
   Class B Shares                        Contractual         2.75%             July 1, 2012      June 30, 2017
   Class C Shares                        Contractual         2.75%             July 1, 2012      June 30, 2017
   Class R Shares                        Contractual         2.25%             July 1, 2012      June 30, 2017
   Class R5 Shares                       Contractual         1.75%             July 1, 2012      June 30, 2017
   Class R6 Shares                       Contractual         1.75%          September 24, 2012   June 30, 2017
   Class Y Shares                        Contractual         1.75%             July 1, 2012      June 30, 2017
Invesco Low Volatility Equity Yield Fund
   Class A Shares                        Contractual         2.00%             July 1, 2012      June 30, 2017
   Class B Shares                        Contractual         2.75%             July 1, 2012      June 30, 2017
   Class C Shares                        Contractual         2.75%             July 1, 2012      June 30, 2017
   Class R Shares                        Contractual         2.25%             July 1, 2012      June 30, 2017
   Class R5 Shares                       Contractual         1.75%             July 1, 2012      June 30, 2017
   Class Y Shares                        Contractual         1.75%             July 1, 2012      June 30, 2017
   Investor Class Shares                 Contractual         2.00%             July 1, 2012      June 30, 2017
Invesco Pennsylvania Tax Free Income
  Fund
   Class A Shares                        Contractual         1.50%             July 1, 2012      June 30, 2017
   Class B Shares                        Contractual         2.25%             July 1, 2012      June 30, 2017
   Class C Shares                        Contractual         2.25%             July 1, 2012      June 30, 2017
   Class Y Shares                        Contractual         1.25%             July 1, 2012      June 30, 2017
Invesco S&P 500 Index Fund
   Class A Shares                        Contractual         2.00%             July 1, 2012      June 30, 2017
   Class B Shares                        Contractual         2.75%             July 1, 2012      June 30, 2017
   Class C Shares                        Contractual         2.75%             July 1, 2012      June 30, 2017
   Class Y Shares                        Contractual         1.75%             July 1, 2012      June 30, 2017
Invesco Short Duration High Yield
  Municipal Fund
   Class A Shares                        Contractual         0.79%          September 30, 2015 December 31, 2017
   Class C Shares                        Contractual         1.54%          September 30, 2015 December 31, 2017
   Class R5 Shares                       Contractual         0.54%          September 30, 2015 December 31, 2017
   Class Y Shares                        Contractual         0.54%          September 30, 2015 December 31, 2017
Invesco Small Cap Discovery Fund
   Class A Shares                        Contractual         2.00%             July 1, 2012      June 30, 2017
   Class B Shares                        Contractual         2.75%             July 1, 2012      June 30, 2017
   Class C Shares                        Contractual         2.75%             July 1, 2012      June 30, 2017
   Class R5 Shares                       Contractual         1.75%          September 24, 2012   June 30, 2017
   Class R6 Shares                       Contractual         1.75%          September 24, 2012   June 30, 2017
   Class Y Shares                        Contractual         1.75%             July 1, 2012      June 30, 2017
Invesco Strategic Real Return Fund
   Class A Shares                        Contractual  0.82% less net AFFE*    April 30, 2014   December 31, 2017
   Class C Shares                        Contractual  1.57% less net AFFE*    April 30, 2014   December 31, 2017
   Class R Shares                        Contractual  1.07% less net AFFE*    April 30, 2014   December 31, 2017
   Class R5 Shares                       Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2017
   Class R6 Shares                       Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2017
   Class Y Shares                        Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2017

See page 17 for footnotes to Exhibit A.

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                          ------------ ---------- ------------------ -------------
Invesco Charter Fund
   Class A Shares                             Contractual     2.00%      July 1, 2009    June 30, 2017
   Class B Shares                             Contractual     2.75%      July 1, 2009    June 30, 2017
   Class C Shares                             Contractual     2.75%      July 1, 2009    June 30, 2017
   Class R Shares                             Contractual     2.25%      July 1, 2009    June 30, 2017
   Class R5 Shares                            Contractual     1.75%      July 1, 2009    June 30, 2017
   Class R6 Shares                            Contractual     1.75%   September 24, 2012 June 30, 2017
   Class S Shares                             Contractual     1.90%   September 25, 2009 June 30, 2017
   Class Y Shares                             Contractual     1.75%      July 1, 2009    June 30, 2017
Invesco Diversified Dividend Fund
   Class A Shares                             Contractual     2.00%      July 1, 2013    June 30, 2017
   Class B Shares                             Contractual     2.75%      July 1, 2013    June 30, 2017
   Class C Shares                             Contractual     2.75%      July 1, 2013    June 30, 2017
   Class R Shares                             Contractual     2.25%      July 1, 2013    June 30, 2017
   Class R5 Shares                            Contractual     1.75%      July 1, 2013    June 30, 2017
   Class R6 Shares                            Contractual     1.75%      July 1, 2013    June 30, 2017
   Class Y Shares                             Contractual     1.75%      July 1, 2013    June 30, 2017
   Investor Class Shares                      Contractual     2.00%      July 1, 2013    June 30, 2017
Invesco Summit Fund
   Class A Shares                             Contractual     2.00%      July 1, 2009    June 30, 2017
   Class B Shares                             Contractual     2.75%      July 1, 2009    June 30, 2017
   Class C Shares                             Contractual     2.75%      July 1, 2009    June 30, 2017
   Class P Shares                             Contractual     1.85%      July 1, 2009    June 30, 2017
   Class R5 Shares                            Contractual     1.75%      July 1, 2009    June 30, 2017
   Class S Shares                             Contractual     1.90%   September 25, 2009 June 30, 2017
   Class Y Shares                             Contractual     1.75%      July 1, 2009    June 30, 2017

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                          ------------ ---------- ------------------ --------------
Invesco European Small Company Fund
   Class A Shares                             Contractual     2.25%      July 1, 2009    June 30, 2017
   Class B Shares                             Contractual     3.00%      July 1, 2009    June 30, 2017
   Class C Shares                             Contractual     3.00%      July 1, 2009    June 30, 2017
   Class Y Shares                             Contractual     2.00%      July 1, 2009    June 30, 2017
Invesco Global Core Equity Fund
   Class A Shares                             Contractual     1.22%    January 1, 2017   April 30, 2018
   Class B Shares                             Contractual     1.97%    January 1, 2017   April 30, 2018
   Class C Shares                             Contractual     1.97%    January 1, 2017   April 30, 2018
   Class R Shares                             Contractual     1.47%    January 1, 2017   April 30, 2018
   Class R5 Shares                            Contractual     0.97%    January 1, 2017   April 30, 2018
   Class Y Shares                             Contractual     0.97%    January 1, 2017   April 30, 2018
Invesco International Small Company Fund
   Class A Shares                             Contractual     2.25%      July 1, 2009    June 30, 2017
   Class B Shares                             Contractual     3.00%      July 1, 2009    June 30, 2017
   Class C Shares                             Contractual     3.00%      July 1, 2009    June 30, 2017
   Class R5 Shares                            Contractual     2.00%      July 1, 2009    June 30, 2017
   Class R6 Shares                            Contractual     2.00%   September 24, 2012 June 30, 2017
   Class Y Shares                             Contractual     2.00%      July 1, 2009    June 30, 2017

See page 17 for footnotes to Exhibit A.

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                          ------------ ---------- ------------------ -------------
Invesco Small Cap Equity Fund
   Class A Shares                             Contractual     2.00%      July 1, 2009    June 30, 2017
   Class B Shares                             Contractual     2.75%      July 1, 2009    June 30, 2017
   Class C Shares                             Contractual     2.75%      July 1, 2009    June 30, 2017
   Class R Shares                             Contractual     2.25%      July 1, 2009    June 30, 2017
   Class R5 Shares                            Contractual     1.75%      July 1, 2009    June 30, 2017
   Class R6 Shares                            Contractual     1.75%   September 24, 2012 June 30, 2017
   Class Y Shares                             Contractual     1.75%      July 1, 2009    June 30, 2017

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                              CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                                          ------------ -------------------  ------------------ --------------
Invesco Alternative Strategies Fund
   Class A Shares                             Contractual  1.44% less net AFFE*  January 1, 2017   April 30, 2018
   Class C Shares                             Contractual  2.19% less net AFFE*  January 1, 2017   April 30, 2018
   Class R Shares                             Contractual  1.69% less net AFFE*  January 1, 2017   April 30, 2018
   Class R5 Shares                            Contractual  1.19% less net AFFE*  January 1, 2017   April 30, 2018
   Class R6 Shares                            Contractual  1.19% less net AFFE*  January 1, 2017   April 30, 2018
   Class Y Shares                             Contractual  1.19% less net AFFE*  January 1, 2017   April 30, 2018
Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                             Contractual         0.25%          November 4, 2009  April 30, 2018
   Class AX Shares                            Contractual         0.25%         February 12, 2010  April 30, 2018
   Class B Shares                             Contractual         1.00%          November 4, 2009  April 30, 2018
   Class C Shares                             Contractual         1.00%          November 4, 2009  April 30, 2018
   Class CX Shares                            Contractual         1.00%         February 12, 2010  April 30, 2018
   Class R Shares                             Contractual         0.50%          November 4, 2009  April 30, 2018
   Class R5 Shares                            Contractual         0.00%          November 4, 2009  April 30, 2018
   Class R6 Shares                            Contractual         0.00%         September 24, 2012 April 30, 2018
   Class RX Shares                            Contractual         0.50%         February 12, 2010  April 30, 2018
   Class Y Shares                             Contractual         0.00%          November 4, 2009  April 30, 2018
Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                             Contractual         0.25%          November 4, 2009  April 30, 2018
   Class AX Shares                            Contractual         0.25%         February 12, 2010  April 30, 2018
   Class B Shares                             Contractual         1.00%          November 4, 2009  April 30, 2018
   Class C Shares                             Contractual         1.00%          November 4, 2009  April 30, 2018
   Class CX Shares                            Contractual         1.00%         February 12, 2010  April 30, 2018
   Class R Shares                             Contractual         0.50%          November 4, 2009  April 30, 2018
   Class R5 Shares                            Contractual         0.00%          November 4, 2009  April 30, 2018
   Class R6 Shares                            Contractual         0.00%         September 24, 2012 April 30, 2018
   Class RX Shares                            Contractual         0.50%         February 12, 2010  April 30, 2018
   Class Y Shares                             Contractual         0.00%          November 4, 2009  April 30, 2018
Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                             Contractual         0.25%          November 4, 2009  April 30, 2018
   Class AX Shares                            Contractual         0.25%         February 12, 2010  April 30, 2018
   Class B Shares                             Contractual         1.00%          November 4, 2009  April 30, 2018
   Class C Shares                             Contractual         1.00%          November 4, 2009  April 30, 2018
   Class CX Shares                            Contractual         1.00%         February 12, 2010  April 30, 2018
   Class R Shares                             Contractual         0.50%          November 4, 2009  April 30, 2018
   Class R5 Shares                            Contractual         0.00%          November 4, 2009  April 30, 2018
   Class R6 Shares                            Contractual         0.00%         September 24, 2012 April 30, 2018
   Class RX Shares                            Contractual         0.50%         February 12, 2010  April 30, 2018
   Class Y Shares                             Contractual         0.00%          November 4, 2009  April 30, 2018

See page 17 for footnotes to Exhibit A.

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                          ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                             Contractual     0.25%    November 4, 2009  April 30, 2018
   Class AX Shares                            Contractual     0.25%   February 12, 2010  April 30, 2018
   Class B Shares                             Contractual     1.00%    November 4, 2009  April 30, 2018
   Class C Shares                             Contractual     1.00%    November 4, 2009  April 30, 2018
   Class CX Shares                            Contractual     1.00%   February 12, 2010  April 30, 2018
   Class R Shares                             Contractual     0.50%    November 4, 2009  April 30, 2018
   Class R5 Shares                            Contractual     0.00%    November 4, 2009  April 30, 2018
   Class R6 Shares                            Contractual     0.00%   September 24, 2012 April 30, 2018
   Class RX Shares                            Contractual     0.50%   February 12, 2010  April 30, 2018
   Class Y Shares                             Contractual     0.00%    November 4, 2009  April 30, 2018
Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                             Contractual     0.25%    November 4, 2009  April 30, 2018
   Class AX Shares                            Contractual     0.25%   February 12, 2010  April 30, 2018
   Class B Shares                             Contractual     1.00%    November 4, 2009  April 30, 2018
   Class C Shares                             Contractual     1.00%    November 4, 2009  April 30, 2018
   Class CX Shares                            Contractual     1.00%   February 12, 2010  April 30, 2018
   Class R Shares                             Contractual     0.50%    November 4, 2009  April 30, 2018
   Class R5 Shares                            Contractual     0.00%    November 4, 2009  April 30, 2018
   Class R6 Shares                            Contractual     0.00%   September 24, 2012 April 30, 2018
   Class RX Shares                            Contractual     0.50%   February 12, 2010  April 30, 2018
   Class Y Shares                             Contractual     0.00%    November 4, 2009  April 30, 2018
Invesco Conservative Allocation Fund
   Class A Shares                             Contractual     1.50%      July 1, 2012    June 30, 2017
   Class B Shares                             Contractual     2.25%      July 1, 2012    June 30, 2017
   Class C Shares                             Contractual     2.25%      July 1, 2012    June 30, 2017
   Class R Shares                             Contractual     1.75%      July 1, 2012    June 30, 2017
   Class R5 Shares                            Contractual     1.25%      July 1, 2012    June 30, 2017
   Class S Shares                             Contractual     1.40%      July 1, 2012    June 30, 2017
   Class Y Shares                             Contractual     1.25%      July 1, 2012    June 30, 2017
Invesco Convertible Securities Fund
   Class A Shares                             Contractual     1.50%      July 1, 2012    June 30, 2017
   Class B Shares                             Contractual     2.25%      July 1, 2012    June 30, 2017
   Class C Shares                             Contractual     2.25%      July 1, 2012    June 30, 2017
   Class R5 Shares                            Contractual     1.25%      July 1, 2012    June 30, 2017
   Class R6 Shares                            Contractual     1.25%   September 24, 2012 June 30, 2017
   Class Y Shares                             Contractual     1.25%      July 1, 2012    June 30, 2017
Invesco Global Low Volatility Equity Yield
  Fund
   Class A Shares                             Contractual     2.00%      May 1, 2016     June 30, 2017
   Class B Shares                             Contractual     2.75%      May 1, 2016     June 30, 2017
   Class C Shares                             Contractual     2.75%      May 1, 2016     June 30, 2017
   Class R Shares                             Contractual     2.25%      May 1, 2016     June 30, 2017
   Class R5 Shares                            Contractual     1.75%      May 1, 2016     June 30, 2017
   Class Y Shares                             Contractual     1.75%      May 1, 2016     June 30, 2017
Invesco Growth Allocation Fund
   Class A Shares                             Contractual     2.00%      July 1, 2012    June 30, 2017
   Class B Shares                             Contractual     2.75%      July 1, 2012    June 30, 2017
   Class C Shares                             Contractual     2.75%      July 1, 2012    June 30, 2017
   Class R Shares                             Contractual     2.25%      July 1, 2012    June 30, 2017
   Class R5 Shares                            Contractual     1.75%      July 1, 2012    June 30, 2017
   Class S Shares                             Contractual     1.90%      July 1, 2012    June 30, 2017
   Class Y Shares                             Contractual     1.75%      July 1, 2012    June 30, 2017

See page 17 for footnotes to Exhibit A.

                                              CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                                          ------------ -------------------  ------------------ --------------
Invesco Income Allocation Fund
   Class A Shares                             Contractual         0.25%            May 1, 2012     April 30, 2018
   Class B Shares                             Contractual         1.00%            May 1, 2012     April 30, 2018
   Class C Shares                             Contractual         1.00%            May 1, 2012     April 30, 2018
   Class R Shares                             Contractual         0.50%            May 1, 2012     April 30, 2018
   Class R5 Shares                            Contractual         0.00%            May 1, 2012     April 30, 2018
   Class Y Shares                             Contractual         0.00%            May 1, 2012     April 30, 2018
Invesco International Allocation Fund
   Class A Shares                             Contractual         2.25%            May 1, 2012     June 30, 2017
   Class B Shares                             Contractual         3.00%            May 1, 2012     June 30, 2017
   Class C Shares                             Contractual         3.00%            May 1, 2012     June 30, 2017
   Class R Shares                             Contractual         2.50%            May 1, 2012     June 30, 2017
   Class R5 Shares                            Contractual         2.00%            May 1, 2012     June 30, 2017
   Class Y Shares                             Contractual         2.00%            May 1, 2012     June 30, 2017
Invesco Mid Cap Core Equity Fund
   Class A Shares                             Contractual         2.00%            July 1, 2009    June 30, 2017
   Class B Shares                             Contractual         2.75%            July 1, 2009    June 30, 2017
   Class C Shares                             Contractual         2.75%            July 1, 2009    June 30, 2017
   Class R Shares                             Contractual         2.25%            July 1, 2009    June 30, 2017
   Class R5 Shares                            Contractual         1.75%            July 1, 2009    June 30, 2017
   Class R6 Shares                            Contractual         1.75%         September 24, 2012 June 30, 2017
   Class Y Shares                             Contractual         1.75%            July 1, 2009    June 30, 2017
Invesco Moderate Allocation Fund
   Class A Shares                             Contractual         1.50%            July 1, 2012    June 30, 2017
   Class B Shares                             Contractual         2.25%            July 1, 2012    June 30, 2017
   Class C Shares                             Contractual         2.25%            July 1, 2012    June 30, 2017
   Class R Shares                             Contractual         1.75%            July 1, 2012    June 30, 2017
   Class R5 Shares                            Contractual         1.25%            July 1, 2012    June 30, 2017
   Class S Shares                             Contractual         1.40%            July 1, 2012    June 30, 2017
   Class Y Shares                             Contractual         1.25%            July 1, 2012    June 30, 2017
Invesco Multi-Asset Inflation Fund
   Class A Shares                             Contractual  1.02% less net AFFE*  January 1, 2017   April 30, 2018
   Class C Shares                             Contractual  1.77% less net AFFE*  January 1, 2017   April 30, 2018
   Class R Shares                             Contractual  1.27% less net AFFE*  January 1, 2017   April 30, 2018
   Class R5 Shares                            Contractual  0.77% less net AFFE*  January 1, 2017   April 30, 2018
   Class R6 Shares                            Contractual  0.77% less net AFFE*  January 1, 2017   April 30, 2018
   Class Y Shares                             Contractual  0.77% less net AFFE*  January 1, 2017   April 30, 2018
Invesco Quality Income Fund
   Class A Shares                             Contractual         1.50%            July 1, 2012    June 30, 2017
   Class B Shares                             Contractual         2.25%            July 1, 2012    June 30, 2017
   Class C Shares                             Contractual         2.25%            July 1, 2012    June 30, 2017
   Class R5 Shares                            Contractual         1.25%            July 1, 2012    June 30, 2017
   Class Y Shares                             Contractual         1.25%            July 1, 2012    June 30, 2017
Invesco Small Cap Growth Fund
   Class A Shares                             Contractual         2.00%            July 1, 2009    June 30, 2017
   Class B Shares                             Contractual         2.75%            July 1, 2009    June 30, 2017
   Class C Shares                             Contractual         2.75%            July 1, 2009    June 30, 2017
   Class R Shares                             Contractual         2.25%            July 1, 2009    June 30, 2017
   Class R5 Shares                            Contractual         1.75%            July 1, 2009    June 30, 2017
   Class R6 Shares                            Contractual         1.75%         September 24, 2012 June 30, 2017
   Class Y Shares                             Contractual         1.75%            July 1, 2009    June 30, 2017
   Investor Class Shares                      Contractual         2.00%            July 1, 2009    June 30, 2017

See page 17 for footnotes to Exhibit A.

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                          ------------ ---------- ----------------- -----------------
Invesco Asia Pacific Growth Fund
   Class A Shares                             Contractual     2.25%     July 1, 2009      June 30, 2017
   Class B Shares                             Contractual     3.00%     July 1, 2009      June 30, 2017
   Class C Shares                             Contractual     3.00%     July 1, 2009      June 30, 2017
   Class Y Shares                             Contractual     2.00%     July 1, 2009      June 30, 2017
Invesco European Growth Fund
   Class A Shares                             Contractual     2.25%     July 1, 2009      June 30, 2017
   Class B Shares                             Contractual     3.00%     July 1, 2009      June 30. 2017
   Class C Shares                             Contractual     3.00%     July 1, 2009      June 30, 2017
   Class R Shares                             Contractual     2.50%     July 1, 2009      June 30, 2017
   Class Y Shares                             Contractual     2.00%     July 1, 2009      June 30, 2017
   Investor Class Shares                      Contractual     2.25%     July 1, 2009      June 30, 2017
Invesco Global Growth Fund
   Class A Shares                             Contractual     1.22%    January 1, 2017  February 28, 2018
   Class B Shares                             Contractual     1.97%    January 1, 2017  February 28, 2018
   Class C Shares                             Contractual     1.97%    January 1, 2017  February 28, 2018
   Class R5 Shares                            Contractual     0.97%    January 1, 2017  February 28, 2018
   Class R6 Shares                            Contractual     0.97%    January 1, 2017  February 28, 2018
   Class Y Shares                             Contractual     0.97%    January 1, 2017  February 28, 2018
Invesco Global Opportunities Fund
   Class A Shares                             Contractual     1.02%    January 1, 2017  February 28, 2018
   Class C Shares                             Contractual     1.77%    January 1, 2017  February 28, 2018
   Class R Shares                             Contractual     1.27%    January 1, 2017  February 28, 2018
   Class R5 Shares                            Contractual     0.77%    January 1, 2017  February 28, 2018
   Class R6 Shares                            Contractual     0.77%    January 1, 2017  February 28, 2018
   Class Y Shares                             Contractual     0.77%    January 1, 2017  February 28, 2018
Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                             Contractual     2.25%     July 1, 2009      June 30, 2017
   Class B Shares                             Contractual     3.00%     July 1, 2009      June 30, 2017
   Class C Shares                             Contractual     3.00%     July 1, 2009      June 30, 2017
   Class R5 Shares                            Contractual     2.00%     July 1, 2009      June 30, 2017
   Class Y Shares                             Contractual     2.00%     July 1, 2009      June 30, 2017
Invesco Global Responsibility Equity Fund
   Class A Shares                             Contractual     0.85%     June 30, 2016   February 28, 2018
   Class C Shares                             Contractual     1.60%     June 30, 2016   February 28, 2018
   Class R Shares                             Contractual     1.10%     June 30, 2016   February 28, 2018
   Class R5 Shares                            Contractual     0.60%     June 30, 2016   February 28, 2018
   Class R6 Shares                            Contractual     0.60%     June 30, 2016   February 28, 2018
   Class Y Shares                             Contractual     0.60%     June 30, 2016   February 28, 2018
Invesco International Companies Fund
   Class A Shares                             Contractual     1.12%    January 1, 2017  February 28, 2018
   Class C Shares                             Contractual     1.87%    January 1, 2017  February 28, 2018
   Class R Shares                             Contractual     1.37%    January 1, 2017  February 28, 2018
   Class R5 Shares                            Contractual     0.87%    January 1, 2017  February 28, 2018
   Class R6 Shares                            Contractual     0.87%    January 1, 2017  February 28, 2018
   Class Y Shares                             Contractual     0.87%    January 1, 2017  February 28, 2018

See page 17 for footnotes to Exhibit A.

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                          ------------ ---------- ----------------- -----------------
Invesco International Core Equity Fund
   Class A Shares                             Contractual     1.12%    January 1, 2017  February 28, 2018
   Class B Shares                             Contractual     1.87%    January 1, 2017  February 28, 2018
   Class C Shares                             Contractual     1.87%    January 1, 2017  February 28, 2018
   Class R Shares                             Contractual     1.37%    January 1, 2017  February 28, 2018
   Class R5 Shares                            Contractual     0.87%    January 1, 2017  February 28, 2018
   Class R6 Shares                            Contractual     0.87%    January 1, 2017  February 28, 2018
   Class Y Shares                             Contractual     0.87%    January 1, 2017  February 28, 2018
   Investor Class Shares                      Contractual     1.12%    January 1, 2017  February 28, 2018
Invesco International Growth Fund
   Class A Shares                             Contractual     2.25%     July 1, 2013      June 30, 2017
   Class B Shares                             Contractual     3.00%     July 1, 2013      June 30, 2017
   Class C Shares                             Contractual     3.00%     July 1, 2013      June 30, 2017
   Class R Shares                             Contractual     2.50%     July 1, 2013      June 30, 2017
   Class R5 Shares                            Contractual     2.00%     July 1, 2013      June 30, 2017
   Class R6 Shares                            Contractual     2.00%     July 1, 2013      June 30, 2017
   Class Y Shares                             Contractual     2.00%     July 1, 2013      June 30, 2017
Invesco Select Opportunities Fund
   Class A Shares                             Contractual     1.02%    January 1, 2017  February 28, 2018
   Class C Shares                             Contractual     1.77%    January 1, 2017  February 28, 2018
   Class R Shares                             Contractual     1.27%    January 1, 2017  February 28, 2018
   Class R5 Shares                            Contractual     0.77%    January 1, 2017  February 28, 2018
   Class R6 Shares                            Contractual     0.77%    January 1, 2017  February 28, 2018
   Class Y Shares                             Contractual     0.77%    January 1, 2017  February 28, 2018

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                          ------------ ---------- ------------------ -----------------
Invesco All Cap Market Neutral Fund
   Class A Shares                             Contractual     1.50%    January 1, 2017   February 28, 2018
   Class C Shares                             Contractual     2.25%    January 1, 2017   February 28, 2018
   Class R Shares                             Contractual     1.75%    January 1, 2017   February 28, 2018
   Class R5 Shares                            Contractual     1.25%    January 1, 2017   February 28, 2018
   Class R6 Shares                            Contractual     1.25%    January 1, 2017   February 28, 2018
   Class Y Shares                             Contractual     1.25%    January 1, 2017   February 28, 2018
Invesco Balanced-Risk Allocation Fund/2/
   Class A Shares                             Contractual     2.00%      July 1, 2012      June 30, 2017
   Class B Shares                             Contractual     2.75%      July 1, 2012      June 30, 2017
   Class C Shares                             Contractual     2.75%      July 1, 2012      June 30, 2017
   Class R Shares                             Contractual     2.25%      July 1, 2012      June 30, 2017
   Class R5 Shares                            Contractual     1.75%      July 1, 2012      June 30, 2017
   Class R6 Shares                            Contractual     1.75%   September 24, 2012   June 30, 2017
   Class Y Shares                             Contractual     1.75%      July 1, 2012      June 30, 2017
Invesco Balanced-Risk Commodity Strategy
  Fund/3/
   Class A Shares                             Contractual     2.00%      July 1, 2014      June 30, 2017
   Class B Shares                             Contractual     2.75%      July 1, 2014      June 30, 2017
   Class C Shares                             Contractual     2.75%      July 1, 2014      June 30, 2017
   Class R Shares                             Contractual     2.25%      July 1, 2014      June 30, 2017
   Class R5 Shares                            Contractual     1.75%      July 1, 2014      June 30, 2017
   Class R6 Shares                            Contractual     1.75%      July 1, 2014      June 30, 2017
   Class Y Shares                             Contractual     1.75%      July 1, 2014      June 30, 2017

See page 17 for footnotes to Exhibit A.

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                          ------------ ---------- ------------------ -----------------
Invesco Developing Markets Fund
   Class A Shares                             Contractual     2.25%      July 1, 2012      June 30, 2017
   Class B Shares                             Contractual     3.00%      July 1, 2012      June 30, 2017
   Class C Shares                             Contractual     3.00%      July 1, 2012      June 30, 2017
   Class R5 Shares                            Contractual     2.00%      July 1, 2012      June 30, 2017
   Class R6 Shares                            Contractual     2.00%   September 24, 2012   June 30, 2017
   Class Y Shares                             Contractual     2.00%      July 1, 2012      June 30, 2017
Invesco Emerging Markets Equity Fund
   Class A Shares                             Contractual     1.33%    January 1, 2017   February 28, 2018
   Class C Shares                             Contractual     2.08%    January 1, 2017   February 28, 2018
   Class R Shares                             Contractual     1.58%    January 1, 2017   February 28, 2018
   Class R5 Shares                            Contractual     1.08%    January 1, 2017   February 28, 2018
   Class R6 Shares                            Contractual     1.08%    January 1, 2017   February 28, 2018
   Class Y Shares                             Contractual     1.08%    January 1, 2017   February 28, 2018
Invesco Emerging Markets Flexible Bond Fund
   Class A Shares                             Contractual     1.24%     June 14, 2010    February 28, 2018
   Class B Shares                             Contractual     1.99%     June 14, 2010    February 28, 2018
   Class C Shares                             Contractual     1.99%     June 14, 2010    February 28, 2018
   Class R Shares                             Contractual     1.49%     June 14, 2010    February 28, 2018
   Class Y Shares                             Contractual     0.99%     June 14, 2010    February 28, 2018
   Class R5 Shares                            Contractual     0.99%     June 14, 2010    February 28, 2018
   Class R6 Shares                            Contractual     0.99%   September 24, 2012 February 28, 2018
Invesco Endeavor Fund
   Class A Shares                             Contractual     2.00%      July 1, 2009      June 30, 2017
   Class B Shares                             Contractual     2.75%      July 1, 2009      June 30, 2017
   Class C Shares                             Contractual     2.75%      July 1, 2009      June 30, 2017
   Class R Shares                             Contractual     2.25%      July 1, 2009      June 30, 2017
   Class R5 Shares                            Contractual     1.75%      July 1, 2009      June 30, 2017
   Class R6 Shares                            Contractual     1.75%   September 24, 2012   June 30, 2017
   Class Y Shares                             Contractual     1.75%      July 1, 2009      June 30, 2017
Invesco Global Health Care Fund
   Class A Shares                             Contractual     2.00%      July 1, 2012      June 30, 2017
   Class B Shares                             Contractual     2.75%      July 1, 2012      June 30, 2017
   Class C Shares                             Contractual     2.75%      July 1, 2012      June 30, 2017
   Class Y Shares                             Contractual     1.75%      July 1, 2012      June 30, 2017
   Investor Class Shares                      Contractual     2.00%      July 1, 2012      June 30, 2017
Invesco Global Infrastructure Fund
   Class A Shares                             Contractual     1.28%    January 1, 2017   February 28, 2018
   Class C Shares                             Contractual     2.03%    January 1, 2017   February 28, 2018
   Class R Shares                             Contractual     1.53%    January 1, 2017   February 28, 2018
   Class Y Shares                             Contractual     1.03%    January 1, 2017   February 28, 2018
   Class R5 Shares                            Contractual     1.03%    January 1, 2017   February 28, 2018
   Class R6 Shares                            Contractual     1.03%    January 1, 2017   February 28, 2018
Invesco Global Market Neutral Fund
   Class A Shares                             Contractual     1.50%    January 1, 2017   February 28, 2018
   Class C Shares                             Contractual     2.25%    January 1, 2017   February 28, 2018
   Class R Shares                             Contractual     1.75%    January 1, 2017   February 28, 2018
   Class R5 Shares                            Contractual     1.25%    January 1, 2017   February 28, 2018
   Class R6 Shares                            Contractual     1.25%    January 1, 2017   February 28, 2018
   Class Y Shares                             Contractual     1.25%    January 1, 2017   February 28, 2018

See page 17 for footnotes to Exhibit A.

                                              CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY        LIMITATION        CURRENT LIMIT           DATE
----                                          ------------ --------------------- ------------------ -----------------
Invesco Global Targeted Returns Fund/4/
   Class A Shares                             Contractual  1.44% less net AFFE*   January 1, 2017   February 28, 2018
   Class C Shares                             Contractual  2.19% less net AFFE*   January 1, 2017   February 28, 2018
   Class R Shares                             Contractual  1.69% less net AFFE*   January 1, 2017   February 28, 2018
   Class R5 Shares                            Contractual  1.19% less net AFFE*   January 1, 2017   February 28, 2018
   Class R6 Shares                            Contractual  1.19% less net AFFE*   January 1, 2017   February 28, 2018
   Class Y Shares                             Contractual  1.19% less net AFFE*   January 1, 2017   February 28, 2018
Invesco Greater China Fund
   Class A Shares                             Contractual         2.25%            July 1, 2009       June 30, 2017
   Class B Shares                             Contractual         3.00%            July 1, 2009       June 30, 2017
   Class C Shares                             Contractual         3.00%            July 1, 2009       June 30, 2017
   Class R5 Shares                            Contractual         2.00%            July 1, 2009       June 30, 2017
   Class Y Shares                             Contractual         2.00%            July 1, 2009       June 30, 2017
Invesco Long/Short Equity Fund
   Class A Shares                             Contractual         1.59%           January 1, 2017   February 28, 2018
   Class C Shares                             Contractual         2.34%           January 1, 2017   February 28, 2018
   Class R Shares                             Contractual         1.84%           January 1, 2017   February 28, 2018
   Class R5 Shares                            Contractual         1.34%           January 1, 2017   February 28, 2018
   Class R6 Shares                            Contractual         1.34%           January 1, 2017   February 28, 2018
   Class Y Shares                             Contractual         1.34%           January 1, 2017   February 28, 2018
Invesco Low Volatility Emerging Markets Fund
   Class A Shares                             Contractual         1.33%           January 1, 2017   February 28, 2018
   Class C Shares                             Contractual         2.08%           January 1, 2017   February 28, 2018
   Class R Shares                             Contractual         1.58%           January 1, 2017   February 28, 2018
   Class R5 Shares                            Contractual         1.08%           January 1, 2017   February 28, 2018
   Class R6 Shares                            Contractual         1.08%           January 1, 2017   February 28, 2018
   Class Y Shares                             Contractual         1.08%           January 1, 2017   February 28, 2018
Invesco MLP Fund
   Class A Shares                             Contractual         1.28%           January 1, 2017   February 28, 2018
   Class C Shares                             Contractual         2.03%           January 1, 2017   February 28, 2018
   Class R Shares                             Contractual         1.53%           January 1, 2017   February 28, 2018
   Class R5 Shares                            Contractual         1.03%           January 1, 2017   February 28, 2018
   Class R6 Shares                            Contractual         1.03%           January 1, 2017   February 28, 2018
   Class Y Shares                             Contractual         1.03%           January 1, 2017   February 28, 2018
Invesco Macro Allocation Strategy Fund/5/
   Class A Shares                             Contractual         1.44%           January 1, 2017   February 28, 2018
   Class C Shares                             Contractual         2.19%           January 1, 2017   February 28, 2018
   Class R Shares                             Contractual         1.69%           January 1, 2017   February 28, 2018
   Class R5 Shares                            Contractual         1.19%           January 1, 2017   February 28, 2018
   Class R6 Shares                            Contractual         1.19%           January 1, 2017   February 28, 2018
   Class Y Shares                             Contractual         1.19%           January 1, 2017   February 28, 2018
Invesco Macro International Equity Fund
   Class A Shares                             Contractual         1.43%          December 17, 2013  February 28, 2018
   Class C Shares                             Contractual         2.18%          December 17, 2013  February 28, 2018
   Class R Shares                             Contractual         1.68%          December 17, 2013  February 28, 2018
   Class R5 Shares                            Contractual         1.18%          December 17, 2013  February 28, 2018
   Class R6 Shares                            Contractual         1.18%          December 17, 2013  February 28, 2018
   Class Y Shares                             Contractual         1.18%          December 17, 2013  February 28, 2018

See page 17 for footnotes to Exhibit A.

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                          ------------ ---------- ----------------- -----------------
Invesco Macro Long/Short Fund
   Class A Shares                             Contractual     1.87%   December 17, 2013 February 28, 2018
   Class C Shares                             Contractual     2.62%   December 17, 2013 February 28, 2018
   Class R Shares                             Contractual     2.12%   December 17, 2013 February 28, 2018
   Class R5 Shares                            Contractual     1.62%   December 17, 2013 February 28, 2018
   Class R6 Shares                            Contractual     1.62%   December 17, 2013 February 28, 2018
   Class Y Shares                             Contractual     1.62%   December 17, 2013 February 28, 2018
Invesco Multi-Asset Income Fund
   Class A Shares                             Contractual     0.85%    January 1, 2017  February 28, 2018
   Class C Shares                             Contractual     1.60%    January 1, 2017  February 28, 2018
   Class R Shares                             Contractual     1.10%    January 1, 2017  February 28, 2018
   Class R5 Shares                            Contractual     0.60%    January 1, 2017  February 28, 2018
   Class R6 Shares                            Contractual     0.60%    January 1, 2017  February 28, 2018
   Class Y Shares                             Contractual     0.60%    January 1, 2017  February 28, 2018
Invesco Pacific Growth Fund
   Class A Shares                             Contractual     2.25%     July 1, 2012      June 30, 2017
   Class B Shares                             Contractual     3.00%     July 1, 2012      June 30, 2017
   Class C Shares                             Contractual     3.00%     July 1, 2012      June 30, 2017
   Class R Shares                             Contractual     2.50%     July 1, 2012      June 30, 2017
   Class R5 Shares                            Contractual     2.00%     July 1, 2012      June 30, 2017
   Class Y Shares                             Contractual     2.00%     July 1, 2012      June 30, 2017
Invesco Select Companies Fund
   Class A Shares                             Contractual     2.00%     July 1, 2009      June 30, 2017
   Class B Shares                             Contractual     2.75%     July 1, 2009      June 30, 2017
   Class C Shares                             Contractual     2.75%     July 1, 2009      June 30, 2017
   Class R Shares                             Contractual     2.25%     July 1, 2009      June 30, 2017
   Class R5 Shares                            Contractual     1.75%     July 1, 2009      June 30, 2017
   Class Y Shares                             Contractual     1.75%     July 1, 2009      June 30, 2017
Invesco World Bond Fund
   Class A Shares                             Contractual     0.94%   December 1, 2016  February 28, 2018
   Class B Shares                             Contractual     1.69%   December 1, 2016  February 28, 2018
   Class C Shares                             Contractual     1.69%   December 1, 2016  February 28, 2018
   Class R5 Shares                            Contractual     0.69%   December 1, 2016  February 28, 2018
   Class R6 Shares                            Contractual     0.69%   December 1, 2016  February 28, 2018
   Class Y Shares                             Contractual     0.69%   December 1, 2016  February 28, 2018

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                          ------------ ---------- ------------------ -------------
Invesco Corporate Bond Fund
   Class A Shares                             Contractual     1.50%      July 1, 2012    June 30, 2017
   Class B Shares                             Contractual     2.25%      July 1, 2012    June 30, 2017
   Class C Shares                             Contractual     2.25%      July 1, 2012    June 30, 2017
   Class R Shares                             Contractual     1.75%      July 1, 2012    June 30, 2017
   Class R5 Shares                            Contractual     1.25%      July 1, 2012    June 30, 2017
   Class R6 Shares                            Contractual     1.25%   September 24, 2012 June 30, 2017
   Class Y Shares                             Contractual     1.25%      July 1, 2012    June 30, 2017
Invesco Global Real Estate Fund
   Class A Shares                             Contractual     2.00%      July 1, 2009    June 30, 2017
   Class B Shares                             Contractual     2.75%      July 1, 2009    June 30, 2017
   Class C Shares                             Contractual     2.75%      July 1, 2009    June 30, 2017
   Class R Shares                             Contractual     2.25%      July 1, 2009    June 30, 2017
   Class R5 Shares                            Contractual     1.75%      July 1, 2009    June 30, 2017
   Class R6 Shares                            Contractual     1.75%   September 24, 2012 June 30, 2017
   Class Y Shares                             Contractual     1.75%      July 1, 2009    June 30, 2017

See page 17 for footnotes to Exhibit A.

                                              CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                           VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                          ------------ ----------  ------------------ -------------
Invesco High Yield Fund
   Class A Shares                             Contractual      1.50%      July 1, 2013    June 30, 2017
   Class B Shares                             Contractual      2.25%      July 1, 2013    June 30, 2017
   Class C Shares                             Contractual      2.25%      July 1, 2013    June 30, 2017
   Class R5 Shares                            Contractual      1.25%      July 1, 2013    June 30, 2017
   Class R6 Shares                            Contractual      1.25%      July 1, 2013    June 30, 2017
   Class Y Shares                             Contractual      1.25%      July 1, 2013    June 30, 2017
   Investor Class Shares                      Contractual      1.50%      July 1, 2013    June 30, 2017
Invesco Short Duration Inflation Protected
  Fund
   Class A Shares                             Contractual      0.55%   December 31, 2015  June 30, 2017
   Class A2 Shares                            Contractual      0.45%   December 31, 2015  June 30, 2017
   Class R5 Shares                            Contractual      0.30%   December 31, 2015  June 30, 2017
   Class R6 Shares                            Contractual      0.30%   December 31, 2015  June 30, 2017
   Class Y Shares                             Contractual      0.30%   December 31, 2015  June 30, 2017
Invesco Real Estate Fund
   Class A Shares                             Contractual      2.00%      July 1, 2012    June 30, 2017
   Class B Shares                             Contractual      2.75%      July 1, 2012    June 30, 2017
   Class C Shares                             Contractual      2.75%      July 1, 2012    June 30, 2017
   Class R Shares                             Contractual      2.25%      July 1, 2012    June 30, 2017
   Class R5 Shares                            Contractual      1.75%      July 1, 2012    June 30, 2017
   Class R6 Shares                            Contractual      1.75%   September 24, 2012 June 30, 2017
   Class Y Shares                             Contractual      1.75%      July 1, 2012    June 30, 2017
   Investor Class Shares                      Contractual      2.00%      July 1, 2012    June 30, 2017
Invesco Short Term Bond Fund
   Class A Shares                             Contractual      1.40%      July 1, 2013    June 30, 2017
   Class C Shares                             Contractual     1.75%/6/    July 1, 2013    June 30, 2017
   Class R Shares                             Contractual      1.75%      July 1, 2013    June 30, 2017
   Class R5 Shares                            Contractual      1.25%      July 1, 2013    June 30, 2017
   Class R6 Shares                            Contractual      1.25%      July 1, 2013    June 30, 2017
   Class Y Shares                             Contractual      1.25%      July 1, 2013    June 30, 2017
Invesco U.S. Government Fund
   Class A Shares                             Contractual      1.50%      July 1, 2012    June 30, 2017
   Class B Shares                             Contractual      2.25%      July 1, 2012    June 30, 2017
   Class C Shares                             Contractual      2.25%      July 1, 2012    June 30, 2017
   Class R Shares                             Contractual      1.75%      July 1, 2012    June 30, 2017
   Class R5 Shares                            Contractual      1.25%      July 1, 2012    June 30, 2017
   Class Y Shares                             Contractual      1.25%      July 1, 2012    June 30, 2017
   Investor Class Shares                      Contractual      1.50%      July 1, 2012    June 30, 2017

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                          ------------ ---------- ----------------- -------------
Invesco American Value Fund
   Class A Shares                             Contractual     2.00%     July 1, 2013    June 30, 2017
   Class B Shares                             Contractual     2.75%     July 1, 2013    June 30, 2017
   Class C Shares                             Contractual     2.75%     July 1, 2013    June 30, 2017
   Class R Shares                             Contractual     2.25%     July 1, 2013    June 30, 2017
   Class R5 Shares                            Contractual     1.75%     July 1, 2013    June 30, 2017
   Class R6 Shares                            Contractual     1.75%     July 1, 2013    June 30, 2017
   Class Y Shares                             Contractual     1.75%     July 1, 2013    June 30, 2017

See page 17 for footnotes to Exhibit A.

                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                  VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                 ------------ ---------- ------------------ -------------
Invesco Comstock Fund
   Class A Shares                    Contractual     2.00%      July 1, 2012    June 30, 2017
   Class B Shares                    Contractual     2.75%      July 1, 2012    June 30, 2017
   Class C Shares                    Contractual     2.75%      July 1, 2012    June 30, 2017
   Class R Shares                    Contractual     2.25%      July 1, 2012    June 30, 2017
   Class R5 Shares                   Contractual     1.75%      July 1, 2012    June 30, 2017
   Class R6 Shares                   Contractual     1.75%   September 24, 2012 June 30, 2017
   Class Y Shares                    Contractual     1.75%      July 1, 2012    June 30, 2017
Invesco Energy Fund
   Class A Shares                    Contractual     2.00%      July 1, 2009    June 30, 2017
   Class B Shares                    Contractual     2.75%      July 1, 2009    June 30, 2017
   Class C Shares                    Contractual     2.75%      July 1, 2009    June 30, 2017
   Class R5 Shares                   Contractual     1.75%      July 1, 2009    June 30, 2017
   Class Y Shares                    Contractual     1.75%      July 1, 2009    June 30, 2017
   Investor Class Shares             Contractual     2.00%      July 1, 2009    June 30, 2017
Invesco Dividend Income Fund
   Class A Shares                    Contractual     2.00%   September 1, 2016  June 30, 2017
   Class B Shares                    Contractual     2.75%   September 1, 2016  June 30, 2017
   Class C Shares                    Contractual     2.75%   September 1, 2016  June 30, 2017
   Class R5 Shares                   Contractual     1.75%   September 1, 2016  June 30, 2017
   Class R6 Shares                   Contractual     1.75%   September 1, 2016  June 30, 2017
   Class Y Shares                    Contractual     1.75%   September 1, 2016  June 30, 2017
   Investor Class Shares             Contractual     2.00%   September 1, 2016  June 30, 2017
Invesco Gold & Precious Metals Fund
   Class A Shares                    Contractual     2.00%      July 1, 2009    June 30, 2017
   Class B Shares                    Contractual     2.75%      July 1, 2009    June 30, 2017
   Class C Shares                    Contractual     2.75%      July 1, 2009    June 30, 2017
   Class Y Shares                    Contractual     1.75%      July 1, 2009    June 30, 2017
   Investor Class Shares             Contractual     2.00%      July 1, 2009    June 30, 2017
Invesco Mid Cap Growth Fund
   Class A Shares                    Contractual     2.00%     August 1, 2015   June 30, 2017
   Class B Shares                    Contractual     2.75%     August 1, 2015   June 30, 2017
   Class C Shares                    Contractual     2.75%     August 1, 2015   June 30, 2017
   Class R Shares                    Contractual     2.25%     August 1, 2015   June 30, 2017
   Class R5 Shares                   Contractual     1.75%     August 1, 2015   June 30, 2017
   Class R6 Shares                   Contractual     1.75%     August 1, 2015   June 30, 2017
   Class Y Shares                    Contractual     1.75%     August 1, 2015   June 30, 2017
Invesco Small Cap Value Fund
   Class A Shares                    Contractual     2.00%      July 1, 2012    June 30, 2017
   Class B Shares                    Contractual     2.75%      July 1, 2012    June 30, 2017
   Class C Shares                    Contractual     2.75%      July 1, 2012    June 30, 2017
   Class Y Shares                    Contractual     1.75%      July 1, 2012    June 30, 2017
Invesco Technology Fund
   Class A Shares                    Contractual     2.00%      July 1, 2012    June 30, 2017
   Class B Shares                    Contractual     2.75%      July 1, 2012    June 30, 2017
   Class C Shares                    Contractual     2.75%      July 1, 2012    June 30, 2017
   Class R5 Shares                   Contractual     1.75%      July 1, 2012    June 30, 2017
   Class Y Shares                    Contractual     1.75%      July 1, 2012    June 30, 2017
   Investor Class Shares             Contractual     2.00%      July 1, 2012    June 30, 2017
Invesco Technology Sector Fund
   Class A Shares                    Contractual     2.00%   February 12, 2010  June 30, 2017
   Class B Shares                    Contractual     2.75%   February 12, 2010  June 30, 2017
   Class C Shares                    Contractual     2.75%   February 12, 2010  June 30, 2017
   Class Y Shares                    Contractual     1.75%   February 12, 2010  June 30, 2017

See page 17 for footnotes to Exhibit A.

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                          ------------ ---------- ----------------- -------------
Invesco Value Opportunities Fund
   Class A Shares                             Contractual     2.00%     July 1, 2012    June 30, 2017
   Class B Shares                             Contractual     2.75%     July 1, 2012    June 30, 2017
   Class C Shares                             Contractual     2.75%     July 1, 2012    June 30, 2017
   Class R Shares                             Contractual     2.25%     July 1, 2012    June 30, 2017
   Class R5 Shares                            Contractual     1.75%     July 1, 2012    June 30, 2017
   Class Y Shares                             Contractual     1.75%     July 1, 2012    June 30, 2017

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                              Contractual/  Expense   Effective Date of  Expiration
Fund                                           Voluntary   Limitation   Current Limit       Date
----                                          ------------ ---------- ----------------- -------------
Invesco High Yield Municipal Fund
   Class A Shares                             Contractual     1.50%     July 1, 2012    June 30, 2017
   Class B Shares                             Contractual     2.25%     July 1, 2012    June 30, 2017
   Class C Shares                             Contractual     2.25%     July 1, 2012    June 30, 2017
   Class R5 Shares                            Contractual     1.25%     July 1, 2012    June 30, 2017
   Class Y Shares                             Contractual     1.25%     July 1, 2012    June 30, 2017
Invesco Intermediate Term Municipal Income
  Fund
   Class A Shares                             Contractual     0.84%     July 1, 2016    June 30, 2017
   Class B Shares                             Contractual     1.59%     July 1, 2016    June 30, 2017
   Class C Shares                             Contractual     1.59%     July 1, 2016    June 30, 2017
   Class Y Shares                             Contractual     0.59%     July 1, 2016    June 30, 2017
Invesco Municipal Income Fund
   Class A Shares                             Contractual     1.50%     July 1, 2013    June 30, 2017
   Class B Shares                             Contractual     2.25%     July 1, 2013    June 30, 2017
   Class C Shares                             Contractual     2.25%     July 1, 2013    June 30, 2017
   Class Y Shares                             Contractual     1.25%     July 1, 2013    June 30, 2017
   Investor Class                             Contractual     1.50%     July 15, 2013   June 30, 2017
Invesco New York Tax Free Income Fund
   Class A Shares                             Contractual     1.50%     July 1, 2012    June 30, 2017
   Class B Shares                             Contractual     2.25%     July 1, 2012    June 30, 2017
   Class C Shares                             Contractual     2.25%     July 1, 2012    June 30, 2017
   Class Y Shares                             Contractual     1.25%     July 1, 2012    June 30, 2017
Invesco Limited Term Municipal Income Fund
   Class A Shares                             Contractual     1.50%     July 1, 2012    June 30, 2017
   Class A2 Shares                            Contractual     1.25%     July 1, 2012    June 30, 2017
   Class C Shares                             Contractual     2.25%     June 30, 2013   June 30, 2017
   Class R5 Shares                            Contractual     1.25%     July 1, 2012    June 30, 2017
   Class Y Shares                             Contractual     1.25%     July 1, 2012    June 30, 2017

See page 17 for footnotes to Exhibit A.

                           INVESCO MANAGEMENT TRUST

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                          ------------ ---------- ----------------- -----------------
Invesco Conservative Income Fund
   Institutional Class                        Contractual     0.28%     July 1, 2014    December 31, 2017

                           INVESCO SECURITIES TRUST

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                          ------------ ---------- ----------------- -----------------
Invesco Balanced-Risk Aggressive
   Allocation Fund                            Contractual     0.94%    January 1, 2017  February 28, 2018

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.
/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                          ------------ ---------- ----------------- -----------------
Government & Agency Portfolio
   Cash Management Class                      Contractual     0.26%     June 1, 2016    December 31, 2017
   Corporate Class                            Contractual     0.21%     June 1, 2016    December 31, 2017
   Institutional Class                        Contractual     0.18%     June 1, 2016    December 31, 2017
   Personal Investment Class                  Contractual     0.73%     June 1, 2016    December 31, 2017
   Private Investment Class                   Contractual     0.48%     June 1, 2016    December 31, 2017
   Reserve Class                              Contractual     1.05%     June 1, 2016    December 31, 2017
   Resource Class                             Contractual     0.34%     June 1, 2016    December 31, 2017
Liquid Assets Portfolio
   Cash Management Class                      Contractual     0.26%     June 1, 2016    December 31, 2017
   Corporate Class                            Contractual     0.21%     June 1, 2016    December 31, 2017
   Institutional Class                        Contractual     0.18%     June 1, 2016    December 31, 2017
   Personal Investment Class                  Contractual     0.73%     June 1, 2016    December 31, 2017
   Private Investment Class                   Contractual     0.48%     June 1, 2016    December 31, 2017
   Reserve Class                              Contractual     1.05%     June 1, 2016    December 31, 2017
   Resource Class                             Contractual     0.38%     June 1, 2016    December 31, 2017
STIC Prime Portfolio
   Cash Management Class                      Contractual     0.26%     June 1, 2016    December 31, 2017
   Corporate Class                            Contractual     0.21%     June 1, 2016    December 31, 2017
   Institutional Class                        Contractual     0.18%     June 1, 2016    December 31, 2017
   Personal Investment Class                  Contractual     0.73%     June 1, 2016    December 31, 2017
   Private Investment Class                   Contractual     0.48%     June 1, 2016    December 31, 2017
   Reserve Class                              Contractual     1.05%     June 1, 2016    December 31, 2017
   Resource Class                             Contractual     0.34%     June 1, 2016    December 31, 2017
Tax-Free Cash Reserve Portfolio/2/
   Cash Management Class                      Contractual     0.28%     June 1, 2016    December 31, 2017
   Corporate Class                            Contractual     0.23%     June 1, 2016    December 31, 2017
   Institutional Class                        Contractual     0.20%     June 1, 2016    December 31, 2017
   Personal Investment Class                  Contractual     0.75%     June 1, 2016    December 31, 2017
   Private Investment Class                   Contractual     0.45%     June 1, 2016    December 31, 2017
   Reserve Class                              Contractual     1.07%     June 1, 2016    December 31, 2017
   Resource Class                             Contractual     0.36%     June 1, 2016    December 31, 2017
Treasury Obligations Portfolio
   Cash Management Class                      Contractual     0.26%     June 1, 2016    December 31, 2017
   Corporate Class                            Contractual     0.21%     June 1, 2016    December 31, 2017
   Institutional Class                        Contractual     0.18%     June 1, 2016    December 31, 2017
   Personal Investment Class                  Contractual     0.73%     June 1, 2016    December 31, 2017
   Private Investment Class                   Contractual     0.43%     June 1, 2016    December 31, 2017
   Reserve Class                              Contractual     1.05%     June 1, 2016    December 31, 2017
   Resource Class                             Contractual     0.34%     June 1, 2016    December 31, 2017
Treasury Portfolio
   Cash Management Class                      Contractual     0.26%     June 1, 2016    December 31, 2017
   Corporate Class                            Contractual     0.21%     June 1, 2016    December 31, 2017
   Institutional Class                        Contractual     0.18%     June 1, 2016    December 31, 2017
   Personal Investment Class                  Contractual     0.73%     June 1, 2016    December 31, 2017
   Private Investment Class                   Contractual     0.48%     June 1, 2016    December 31, 2017
   Reserve Class                              Contractual     1.05%     June 1, 2016    December 31, 2017
   Resource Class                             Contractual     0.34%     June 1, 2016    December 31, 2017

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                              CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF   EXPIRATION
FUND                                           VOLUNTARY        LIMITATION         CURRENT LIMIT        DATE
----                                          ------------ --------------------- ----------------- --------------
Invesco V.I. American Franchise Fund
   Series I Shares                            Contractual         2.00%            July 1, 2014    June 30, 2017
   Series II Shares                           Contractual         2.25%            July 1, 2014    June 30, 2017
Invesco V.I. American Value Fund
   Series I Shares                            Contractual         2.00%            July 1, 2012    June 30, 2017
   Series II Shares                           Contractual         2.25%            July 1, 2012    June 30, 2017
Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                            Contractual  0.80% less net AFFE*    May 1, 2014     April 30, 2018
   Series II Shares                           Contractual  1.05% less net AFFE*    May 1, 2014     April 30, 2018
Invesco V.I. Comstock Fund
   Series I Shares                            Contractual         0.78%            May 1, 2013     April 30, 2017
   Series II Shares                           Contractual         1.03%            May 1, 2013     April 30, 2017
Invesco V.I. Core Equity Fund
   Series I Shares                            Contractual         2.00%            May 1, 2013     June 30, 2017
   Series II Shares                           Contractual         2.25%            May 1, 2013     June 30, 2017
Invesco V.I. Core Plus Bond Fund
   Series I Shares                            Contractual         0.61%           April 30, 2015   April 30, 2017
   Series II Shares                           Contractual         0.86%           April 30, 2015   April 30, 2017
Invesco V.I. Diversified Dividend Fund
   Series I Shares                            Contractual         2.00%            May 1, 2013     June 30, 2017
   Series II Shares                           Contractual         2.25%            May 1, 2013     June 30, 2017
Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                            Contractual         2.00%            July 1, 2012    June 30, 2017
   Series II Shares                           Contractual         2.25%            July 1, 2012    June 30, 2017
Invesco V.I. Equity and Income Fund
   Series I Shares                            Contractual         1.50%            July 1, 2012    June 30, 2017
   Series II Shares                           Contractual         1.75%            July 1, 2012    June 30, 2017
Invesco V.I. Global Core Equity Fund
   Series I Shares                            Contractual         2.25%            July 1, 2012    June 30, 2017
   Series II Shares                           Contractual         2.50%            July 1, 2012    June 30, 2017
Invesco V.I. Global Health Care Fund
   Series I Shares                            Contractual         2.00%            May 1. 2013     June 30, 2017
   Series II Shares                           Contractual         2.25%            May 1, 2013     June 30, 2017
Invesco V.I. Global Real Estate Fund
   Series I Shares                            Contractual         2.00%            May 1, 2013     June 30, 2017
   Series II Shares                           Contractual         2.25%            May 1, 2013     June 30, 2017

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                              CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                           VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                          ------------ ----------  ----------------- --------------
Invesco V.I. Government Money Market Fund
   Series I Shares                            Contractual    1.50%       May 1, 2013     June 30, 2017
   Series II Shares                           Contractual    1.75%       May 1, 2013     June 30, 2017
Invesco V.I. Government Securities Fund
   Series I Shares                            Contractual    1.50%       May 1, 2013     June 30, 2017
   Series II Shares                           Contractual    1.75%       May 1, 2013     June 30, 2017
Invesco V.I. Growth and Income Fund
   Series I Shares                            Contractual    0.78%       May 1, 2013     April 30, 2018
   Series II Shares                           Contractual    1.03%       May 1, 2013     April 30, 2018
Invesco V.I. High Yield Fund
   Series I Shares                            Contractual    1.50%       May 1, 2014     June 30, 2017
   Series II Shares                           Contractual    1.75%       May 1, 2014     June 30, 2017
Invesco V.I. International Growth Fund
   Series I Shares                            Contractual    2.25%       July 1, 2012    June 30, 2017
   Series II Shares                           Contractual    2.50%       July 1, 2012    June 30, 2017
Invesco V.I. Managed Volatility Fund
   Series I Shares                            Contractual    2.00%       May 1, 2015     June 30, 2017
   Series II Shares                           Contractual    2.25%       May 1, 2015     June 30, 2017
Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                            Contractual    2.00%       May 1, 2013     June 30, 2017
   Series II Shares                           Contractual    2.25%       May 1, 2013     June 30, 2017
Invesco V.I. Mid Cap Growth Fund
   Series I Shares                            Contractual    2.00%       July 1, 2014    June 30, 2017
   Series II Shares                           Contractual    2.25%       July 1, 2014    June 30, 2017
Invesco V.I. S&P 500 Index Fund
   Series I Shares                            Contractual    2.00%       July 1, 2012    June 30, 2017
   Series II Shares                           Contractual    2.25%       July 1, 2012    June 30, 2017
Invesco V.I. Small Cap Equity Fund
   Series I Shares                            Contractual    2.00%       May 1, 2013     June 30, 2017
   Series II Shares                           Contractual    2.25%       May 1, 2013     June 30, 2017
Invesco V.I. Technology Fund
   Series I Shares                            Contractual    2.00%       May 1, 2013     June 30, 2017
   Series II Shares                           Contractual    2.25%       May 1, 2013     June 30, 2017
Invesco V.I. Value Opportunities Fund
   Series I Shares                            Contractual    2.00%       May 1, 2013     June 30, 2017
   Series II Shares                           Contractual    2.25%       May 1, 2013     June 30, 2017

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.